Exhibit 99.1
FOR IMMEDIATE RELEASE
Media Contact:
Steve Zivanic
QLogic Corporation
408.667.8039
steve.zivanic@qlogic.com
Investor Contact:
Simon Biddiscombe
QLogic Corporation
949.389.7533
simon.biddiscombe@qlogic.com
QLOGIC REPORTS SECOND QUARTER
RESULTS FOR FISCAL YEAR 2011
ALISO VIEJO, Calif., October 21, 2010—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended September 26, 2010.
Second Quarter Highlights
•	Net revenue: $146.5 million

•	GAAP net income: $30.0 million or $0.28 per diluted share

•	Non-GAAP net income: $36.6 million or $0.34 per diluted share

•	Operating margin: 23.8% GAAP, 30.2% non-GAAP

•	Cash generated from operations: $26.6 million

•	Cash and investment securities: $304.0 million as of September 26, 2010
Financial Results
Net revenue for the second quarter of fiscal 2011 was $146.5 million and increased 11% from $131.5 million in the same quarter last year. Revenue from Host Products was $104.2 million during the second quarter of fiscal 2011 and increased 11% from $94.0 million in the same quarter last year. Revenue from Network Products was $27.2 million during the second quarter of fiscal 2011 and increased 11% from $24.5 million in the same quarter last year. Revenue from Silicon Products was $12.4 million during the second quarter of fiscal 2011 and increased 30% from $9.6 million in the same quarter last year.
Net income on a GAAP basis for the second quarter of fiscal 2011 increased 86% to $30.0 million, or $0.28 per diluted share, from $16.2 million, or $0.14 per diluted share, for the second quarter of fiscal 2010. Net income on a non-GAAP basis for the second quarter of fiscal 2011 increased 46% to $36.6 million, or $0.34 per diluted share, from $25.1 million, or $0.21 per diluted share, for the second quarter of fiscal 2010.
“We are very pleased with our strong financial performance in the second quarter with sequential growth for each of our Host Products, Network Products and Silicon Products,” said H.K. Desai, chief executive officer, QLogic. “Strong financial discipline resulted in sequential improvements in gross margin, operating margin and net income.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.
QLogic’s fiscal 2011 second quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 457-2702, pass code: 5344289.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
Follow QLogic @ twitter.com/qlogic

About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 26,	September 27,	September 26,	September 27,
	2010	2009	2010	2009
Net revenues	$146,529	$131,457	$289,138	$254,232
Cost of revenues	50,411	47,769	100,112	92,238

Gross profit	96,118	83,688	189,026	161,994

Operating expenses:
Engineering and development	32,792	34,238	67,501	68,316
Sales and marketing	20,420	19,991	40,850	39,456
General and administrative	8,031	7,829	16,499	16,143
Special charges	—	848	931	848

Total operating expenses	61,243	62,906	125,781	124,763

Operating income	34,875	20,782	63,245	37,231

Interest and other income, net	1,809	2,336	3,485	5,260

Income before income taxes	36,684	23,118	66,730	42,491

Income taxes	6,698	6,955	11,295	11,365

Net income	$29,986	$16,163	$55,435	$31,126

Net income per share:
Basic	$0.28	$0.14	$0.50	$0.26
Diluted	$0.28	$0.14	$0.50	$0.26

Number of shares used in per share calculations:
Basic	108,220	117,248	109,823	118,054
Diluted	109,039	117,941	111,385	118,708

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 26,	September 27,	September 26,	September 27,
	2010	2009	2010	2009
GAAP net income	$29,986	$16,163	$55,435	$31,126
Items excluded from GAAP net income:
Stock-based compensation	8,269	9,064	18,592	18,683
Amortization of acquisition-related intangible assets	1,155	2,616	2,311	4,826
Special charges	—	848	931	848
Gains recognized on previously impaired investment securities	—	—	(312)	(605)
Income tax effect	(2,800)	(3,571)	(5,665)	(5,863)

Total non-GAAP adjustments	6,624	8,957	15,857	17,889

Non-GAAP net income	$36,610	$25,120	$71,292	$49,015

Net income per diluted share:
GAAP net income	$0.28	$0.14	$0.50	$0.26
Adjustments	0.06	0.07	0.14	0.15

Non-GAAP net income	$0.34	$0.21	$0.64	$0.41

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:
(unaudited — in thousands)

	Three Months Ended		Six Months Ended
	September 26,	September 27,	September 26,	September 27,
	2010	2009	2010	2009
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$629	$655	$1,363	$1,389
Amortization of acquisition-related intangible assets	1,155	1,807	2,311	3,209

Total cost of revenue adjustments	1,784	2,462	3,674	4,598

Operating expenses:
Engineering and development:
Stock-based compensation	3,971	4,588	8,978	9,614
Sales and marketing:
Stock-based compensation	1,929	1,957	4,042	3,601
Amortization of acquisition-related intangible assets	—	809	—	1,617
General and administrative:
Stock-based compensation	1,740	1,864	4,209	4,079
Special charges	—	848	931	848

Total operating expense adjustments	7,640	10,066	18,160	19,759

Interest and other income:
Gains recognized on previously impaired investment securities	—	—	(312)	(605)

Total non-GAAP adjustments before income taxes	9,424	12,528	21,522	23,752
Income tax effect	(2,800)	(3,571)	(5,665)	(5,863)

Total non-GAAP adjustments	$6,624	$8,957	$15,857	$17,889

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	September 26, 2010	March 28, 2010
ASSETS

Current assets:
Cash and cash equivalents	$200,151	$190,308
Short-term investment securities	103,861	185,365
Accounts receivable, net	86,350	73,301
Inventories	24,947	19,403
Deferred tax assets	10,890	10,976
Other current assets	15,567	9,845

Total current assets	441,766	489,198

Property and equipment, net	80,846	83,496
Goodwill	119,748	119,748
Purchased intangible assets, net	15,530	17,394
Deferred tax assets	31,762	36,917
Other assets	3,285	3,984

	$692,937	$750,737

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$33,832	$36,766
Accrued compensation	21,435	22,727
Accrued taxes	3,323	2,633
Deferred revenue	9,797	9,240
Other current liabilities	7,839	11,069

Total current liabilities	76,226	82,435

Accrued taxes	66,761	70,577
Deferred revenue	6,111	7,401
Other liabilities	6,381	6,985

Total liabilities	155,479	167,398

Stockholders’ equity:
Common stock	206	205
Additional paid-in capital	800,859	778,853
Retained earnings	1,304,110	1,248,675
Accumulated other comprehensive income	1,283	1,206
Treasury stock	(1,569,000)	(1,445,600)

Total stockholders’ equity	537,458	583,339

	$692,937	$750,737

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Six Months Ended
	September 26,	September 27,
	2010	2009
Cash flows from operating activities:
Net income	$55,435	$31,126
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,342	15,963
Stock-based compensation	18,592	18,683
Amortization of acquisition-related intangible assets	2,311	4,826
Deferred income taxes	5,147	3,398
Net gains on investment securities	(1,728)	(2,082)
Other non-cash items	92	108
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(13,155)	(6,046)
Inventories	(5,544)	18,049
Other assets	543	(792)
Accounts payable	(6,376)	(5,351)
Accrued compensation	(718)	(8,997)
Accrued taxes	(8,692)	(20,608)
Deferred revenue	(733)	1,066
Other liabilities	(3,234)	(747)

Net cash provided by operating activities	57,282	48,596

Cash flows from investing activities:
Purchases of available-for-sale securities	(47,920)	(166,192)
Proceeds from sales and maturities of available-for-sale securities	107,165	149,441
Proceeds from disposition of trading securities	23,800	8,750
Distributions from other investment securities	329	—
Purchases of property and equipment	(9,692)	(12,585)
Acquisition of business, net of cash acquired	—	(14,815)

Net cash provided by (used in) investing activities	73,682	(35,401)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	7,757	7,509
Excess tax benefits from stock-based awards	1,059	(286)
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,937)	(2,442)
Purchases of treasury stock	(124,000)	(67,424)
Payoff of line of credit assumed in acquisition	—	(934)

Net cash used in financing activities	(121,121)	(63,577)

Net increase (decrease) in cash and cash equivalents	9,843	(50,382)

Cash and cash equivalents at beginning of period	190,308	203,722

Cash and cash equivalents at end of period	$200,151	$153,340

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 26,	September 27,	September 26,	September 27,
	2010	2009	2010	2009
Host Products	$104,177	$94,026	$206,649	$182,355
Network Products	27,226	24,491	52,864	49,467
Silicon Products	12,431	9,592	24,299	16,993
Service and other	2,695	3,348	5,326	5,417

	$146,529	$131,457	$289,138	$254,232

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Six Months Ended
	September 26,	September 27,	September 26,	September 27,
	2010	2009	2010	2009
United States	$68,569	$58,537	$132,516	$119,367
Asia-Pacific and Japan	38,346	36,470	77,380	62,727
Europe, Middle East and Africa	31,208	27,772	63,316	56,184
Rest of world	8,406	8,678	15,926	15,954

	$146,529	$131,457	$289,138	$254,232